INVESTOR FINANCIAL SUPPLEMENT
June 30, 2022

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*) the first time they appear in this document. These measures are defined within the Discussion of Non-GAAP and Other Financial Measures section and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of July 27, 2022
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A+	A+	A1
	Navigators Insurance Company	A+	A	NR

- Hartford Fire Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
- Hartford Life and Accident Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
Internet address:	- Navigators Insurance Company ratings are on stable outlook at A.M. Best and Standard and Poor's
http://www.thehartford.com	NR- Not Rated

Other Ratings:
Contact:	Senior debt	a-	BBB+	Baa1
Susan Spivak Bernstein	Junior subordinated debentures	bbb	BBB-	Baa2
Senior Vice President	Preferred stock	bbb	BBB-	Baa3
Investor Relations
Phone (860) 547-6233	- The Hartford Financial Services Group, Inc. senior debt, junior subordinated debentures, and preferred stock are on stable outlook at A.M. Best, Standard and Poor’s, and Moody's.

TRANSFER AGENT
	Stockholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
	Computershare	Computershare
	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

Common stock and preferred stock of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG PR G", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
HIGHLIGHTS
Net income	$442	$445	$729	$482	$905	$249	$887	$1,154
Net income available to common stockholders [1]	$437	$440	$724	$476	$900	$244	$877	$1,144
Core earnings*	$714	$561	$697	$442	$836	$203	$1,275	$1,039
Total revenues	$5,373	$5,393	$5,816	$5,686	$5,589	$5,299	$10,766	$10,888
Total assets	$72,402	$75,252	$76,578	$76,290	$74,732	$74,201
PER SHARE AND SHARES DATA
Basic earnings per common share
Net income available to common stockholders	$1.33	$1.32	$2.14	$1.38	$2.54	$0.68	$2.66	$3.21
Core earnings*	$2.18	$1.69	$2.06	$1.28	$2.36	$0.57	$3.86	$2.92
Diluted earnings per common share
Net income available to common stockholders	$1.32	$1.30	$2.10	$1.36	$2.51	$0.67	$2.62	$3.17
Core earnings*	$2.15	$1.66	$2.02	$1.26	$2.33	$0.56	$3.81	$2.88
Weighted average common shares outstanding (basic)	327.4	332.3	338.8	345.6	353.7	358.2	329.9	356.0
Dilutive effect of stock compensation	4.4	5.0	6.0	5.1	4.8	4.0	4.7	4.4
Weighted average common shares outstanding and dilutive potential common shares (diluted)	331.8	337.3	344.8	350.7	358.5	362.2	334.6	360.4
Common shares outstanding	324.7	330.7	334.9	341.8	349.0	357.5
Book value per common share	$42.78	$47.06	$52.28	$51.28	$51.32	$48.58
Per common share impact of accumulated other comprehensive income [2]	10.05	5.14	(0.51)	(0.90)	(1.64)	(0.74)
Book value per common share (excluding AOCI)*	$52.83	$52.20	$51.77	$50.38	$49.68	$47.84
Book value per diluted share	$42.21	$46.36	$51.36	$50.53	$50.62	$48.04
Per diluted share impact of AOCI	9.91	5.06	(0.50)	(0.89)	(1.61)	(0.73)
Book value per diluted share (excluding AOCI)*	$52.12	$51.42	$50.86	$49.64	$49.01	$47.31
Common shares outstanding and dilutive potential common shares	329.1	335.7	340.9	346.9	353.8	361.5
RETURN ON COMMON STOCKHOLDER'S EQUITY ("ROE") [3]
Net income available to common stockholders' ROE ("Net income ROE")	13.1%	15.4%	13.1%	12.3%	12.3%	10.5%
Core earnings ROE*	14.0%	14.8%	12.7%	12.5%	13.1%	10.9%
[1]Net income available to common stockholders includes the impact of preferred stock dividends.
[2]Accumulated other comprehensive income ("AOCI") represents net of tax unrealized gain (loss) on fixed maturities, net gain (loss) on cash flow hedging instruments, foreign currency translation adjustments, and pension and other postretirement benefit plan adjustments.
[3]For reconciliation of Net income ROE to Core earnings ROE, see Appendix beginning on page 33.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Earned premiums	$4,810	$4,651	$4,631	$4,565	$4,460	$4,343	$9,461	$8,803
Fee income	341	362	381	377	375	355	703	730
Net investment income	541	509	573	650	581	509	1,050	1,090
Net realized gains (losses)	(338)	(145)	212	70	147	80	(483)	227
Other revenues	19	16	19	24	26	12	35	38
Total revenues	5,373	5,393	5,816	5,686	5,589	5,299	10,766	10,888
Benefits, losses and loss adjustment expenses [1]	3,076	3,118	3,173	3,420	2,786	3,350	6,194	6,136
Amortization of deferred acquisition costs ("DAC")	453	440	428	419	417	416	893	833
Insurance operating costs and other expenses	1,222	1,207	1,233	1,200	1,202	1,144	2,429	2,346
Interest expense	51	62	62	58	57	57	113	114
Amortization of other intangible assets	17	18	18	18	17	18	35	35
Restructuring and other costs [2]	2	5	2	(12)	—	11	7	11
Total benefits, losses and expenses	4,821	4,850	4,916	5,103	4,479	4,996	9,671	9,475
Income before income taxes	552	543	900	583	1,110	303	1,095	1,413
Income tax expense	110	98	171	101	205	54	208	259
Net income	442	445	729	482	905	249	887	1,154
Preferred stock dividends	5	5	5	6	5	5	10	10
Net income available to common stockholders	437	440	724	476	900	244	877	1,144
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	336	146	(212)	(68)	(148)	(77)	482	(225)
Restructuring and other costs, before tax [2]	2	5	2	(12)	—	11	7	11
Loss on extinguishment of debt, before tax	9	—	—	—	—	—	9	—
Integration and other non-recurring M&A costs, before tax [3]	6	5	5	8	36	9	11	45
Change in deferred gain on retroactive reinsurance, before tax	—	—	173	28	39	6	—	45
Income tax expense (benefit) [4]	(76)	(35)	5	10	9	10	(111)	19
Core earnings	$714	$561	$697	$442	$836	$203	$1,275	$1,039
[1]P&C incurred losses in the current accident year arising from the Coronavirus Disease 2019 ("COVID-19") pandemic were $3 and $27, respectively, for the three and six months ended June 30, 2021. There were no COVID-19 incurred losses in P&C in the three or six months ended June 30, 2022. The increase (decrease) in incurred losses in Group Benefits from excess mortality, primarily caused by direct and indirect impacts of COVID-19, were $(5) and $91, respectively, for the three and six months ended June 30, 2022 and were $25 and $210 for the three and six months ended June 30, 2021. COVID-19 related losses (benefits) from short-term disability claims were $(5) and $4, respectively, for the three and six months ended June 30, 2022 and were $(6) and $7, respectively, for the three and six months ended June 30, 2021.
[2]Represents restructuring costs related to the Company's Hartford Next operational transformation and cost reduction plan.
[3]Includes integration costs in connection with the 2019 acquisition of Navigators Group and 2017 acquisition of Aetna's group benefits business and, in the second quarter of 2021, legal and consulting costs associated with the unsolicited proposals from Chubb Limited to acquire the Company.
[4]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings and includes the effect of changes in net deferred taxes due to changes in enacted tax rates.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Net income (loss):
Commercial Lines	$389	$383	$702	$357	$569	$129	$772	$698
Personal Lines	6	77	81	51	118	135	83	253
Property & Casualty Other Operations ("P&C Other Operations")	(20)	8	(121)	22	17	(13)	(12)	4
Property & Casualty ("P&C")	375	468	662	430	704	251	843	955
Group Benefits	104	(6)	42	28	170	9	98	179
Hartford Funds	34	42	62	56	52	47	76	99
Sub-total	513	504	766	514	926	307	1,017	1,233
Corporate	(71)	(59)	(37)	(32)	(21)	(58)	(130)	(79)
Net income	442	445	729	482	905	249	887	1,154
Preferred stock dividends	5	5	5	6	5	5	10	10
Net income available to common stockholders	$437	$440	$724	$476	$900	$244	$877	$1,144

Core earnings (losses):
Commercial Lines	$544	$456	$622	$344	$560	$105	$1,000	$665
Personal Lines	21	84	70	48	113	131	105	244
P&C Other Operations	(13)	11	(2)	20	15	(15)	(2)	—
P&C	552	551	690	412	688	221	1,103	909
Group Benefits	161	8	(12)	19	149	(3)	169	146
Hartford Funds	44	50	60	58	51	45	94	96
Sub-total	757	609	738	489	888	263	1,366	1,151
Corporate	(43)	(48)	(41)	(47)	(52)	(60)	(91)	(112)
Core earnings	$714	$561	$697	$442	$836	$203	$1,275	$1,039

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		HARTFORD FUNDS		CORPORATE [1]		CONSOLIDATED
	Jun 30 2022	Dec 31 2021	Jun 30 2022	Dec 31 2021	Jun 30 2022	Dec 31 2021	Jun 30 2022	Dec 31 2021	Jun 30 2022	Dec 31 2021
Investments
Fixed maturities, available-for-sale ("AFS"), at fair value	$29,428	$33,019	$8,145	$9,451	$—	$—	$314	$377	$37,887	$42,847
Fixed maturities, at fair value using the fair value option	280	124	62	36	—	—	—	—	342	160
Equity securities, at fair value	1,163	1,410	297	338	88	116	180	230	1,728	2,094
Mortgage loans, net	4,235	3,908	1,617	1,475	—	—	—	—	5,852	5,383
Limited partnerships and other alternative investments	3,070	2,689	786	664	—	—	—	—	3,856	3,353
Other investments	144	165	10	9	49	29	—	12	203	215
Short-term investments	1,068	1,332	267	352	223	251	966	1,762	2,524	3,697
Total investments	39,388	42,647	11,184	12,325	360	396	1,460	2,381	52,392	57,749
Cash	225	176	25	15	5	3	3	11	258	205
Restricted cash	77	121	13	11	—	—	—	—	90	132
Premiums receivable and agents’ balances, net	4,447	3,924	549	521	—	—	—	—	4,996	4,445
Reinsurance recoverables, net [2]	6,193	5,997	257	250	—	—	276	276	6,726	6,523
DAC	935	843	34	31	6	7	—	—	975	881
Deferred income taxes	688	(22)	(9)	(228)	6	—	506	520	1,191	270
Goodwill	778	778	723	723	181	181	229	229	1,911	1,911
Property and equipment, net	842	883	63	71	10	11	55	62	970	1,027
Other intangible assets	385	410	418	438	10	10	—	—	813	858
Other assets	1,378	1,856	181	285	91	112	430	324	2,080	2,577
Total assets	$55,336	$57,613	$13,438	$14,442	$669	$720	$2,959	$3,803	$72,402	$76,578
Unpaid losses and loss adjustment expenses	$31,935	$31,449	$8,097	$8,210	$—	$—	$—	$—	$40,032	$39,659
Reserves for future policy benefits [2]	—	—	388	399	—	—	188	197	576	596
Other policyholder funds and benefits payable [2]	—	—	414	426	—	—	250	261	664	687
Unearned premiums	7,806	7,154	32	40	—	—	—	—	7,838	7,194
Debt	—	—	—	—	—	—	4,355	4,944	4,355	4,944
Other liabilities	2,158	3,047	358	355	190	229	2,005	2,024	4,711	5,655
Total liabilities	41,899	41,650	9,289	9,430	190	229	6,798	7,426	58,176	58,735
Common stockholders' equity, excluding AOCI*	14,919	14,845	4,531	4,530	479	491	(2,775)	(2,529)	17,154	17,337
Preferred stock	—	—	—	—	—	—	334	334	334	334
AOCI, net of tax	(1,482)	1,118	(382)	482	—	—	(1,398)	(1,428)	(3,262)	172
Total stockholders' equity	13,437	15,963	4,149	5,012	479	491	(3,839)	(3,623)	14,226	17,843
Total liabilities and stockholders' equity	$55,336	$57,613	$13,438	$14,442	$669	$720	$2,959	$3,803	$72,402	$76,578
[1]Corporate includes fixed maturities, short-term investments, investment sales receivable and cash of $1.1 billion and $1.9 billion as of June 30, 2022 and December 31 2021, respectively, held by the holding company of The Hartford Financial Services Group, Inc. Corporate also includes investments held by Hartford Life and Accident Insurance Company ("HLA") that support reserves for run-off structured settlement and terminal funding agreement liabilities.
[2]Corporate includes retained reserves and reinsurance recoverables for the run-off life and annuity business sold.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021
DEBT
Short-term debt	$—	$591	$—	$—	$—	$—
Senior notes	3,856	3,855	3,854	3,853	3,264	$3,263
Junior subordinated debentures	499	499	1,090	1,090	1,090	1,090
Total debt	$4,355	$4,945	$4,944	$4,943	$4,354	$4,353
STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$14,226	$15,897	$17,843	$17,862	$18,244	$17,702
Less: Preferred stock	334	334	334	334	334	334
Less: AOCI	(3,262)	(1,699)	172	307	570	264
Common stockholders' equity, excluding AOCI	$17,154	$17,262	$17,337	$17,221	$17,340	$17,104
CAPITALIZATION
Total capitalization, including AOCI, net of tax	$18,581	$20,842	$22,787	$22,805	$22,598	$22,055
Total capitalization, excluding AOCI, net of tax*	$21,843	$22,541	$22,615	$22,498	$22,028	$21,791
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	23.4%	23.7%	21.7%	21.7%	19.3%	19.7%
Total debt to capitalization, excluding AOCI*	19.9%	21.9%	21.9%	22.0%	19.8%	20.0%
Total debt and preferred stock to capitalization, including AOCI	25.2%	25.3%	23.2%	23.1%	20.7%	21.3%
Total debt and preferred stock to capitalization, excluding AOCI*	21.5%	23.4%	23.3%	23.5%	21.3%	21.5%
Total rating agency adjusted debt to capitalization [1] [2]	25.7%	25.1%	23.1%	24.3%	22.0%	22.6%
FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges [3]	8.9:1	8.0:1	10.9:1	9.8:1	10.7:1	4.8:1
[1]The leverage calculation reflects adjustments related to the Company’s defined benefit plans' unfunded pension liability, the Company's rental expense on operating leases and uncollateralized letters of credit for Lloyd's of London for a total adjustment of $0.5 billion and $0.9 billion as of June 30, 2022 and 2021, respectively.
[2]Reflects 25% equity credit for the Company's outstanding junior subordinated debentures and 50% equity credit for the Company’s outstanding preferred stock.
[3]Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income before income taxes and total fixed charges (excluding the impact of preferred stock dividends), less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, preferred stock dividends, interest factor attributable to rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
JUNE 30, 2022

	P&C	GROUP BENEFITS
U.S. statutory net income [1][2]	$907	$144
U.S. statutory capital [2][3]	$11,746	$2,468
U.S. GAAP adjustments [2]:
DAC	900	34
Non-admitted deferred tax assets [4]	198	143
Deferred taxes [5]	(127)	(304)
Goodwill	134	723
Other intangible assets	53	418
Non-admitted assets other than deferred taxes	830	74
Asset valuation and interest maintenance reserve	—	331
Benefit reserves	(102)	126
Unrealized gains (losses) on investments	(1,803)	(620)
Deferred gain on retroactive reinsurance agreements [6]	(524)	—
Other, net	1,094	756
U.S. GAAP stockholders’ equity of U.S. insurance entities [2]	12,399	4,149
U.S. GAAP stockholders’ equity of international subsidiaries as well as goodwill and other intangible assets related to the acquisition of Navigators Group	1,038	—
Total U.S. GAAP stockholders’ equity	$13,437	$4,149
[1]Statutory net income is for the six months ended June 30, 2022.
[2]Excludes insurance operations based in the U.K.
[3]For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".
[4]Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").
[5]Represents the tax timing differences between U.S. GAAP and U.S. STAT.
[6]Represents the deferred gain on retroactive reinsurance associated with U.S. entities for losses ceded to the Navigators and A&E ADC agreements that is recognized within a special category of surplus under U.S. STAT but is recorded within other liabilities under U.S. GAAP.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021
Net unrealized gain (loss) on fixed maturities, AFS	$(1,858)	$(266)	$1,616	$1,930	$2,204	$1,909
Unrealized loss on fixed maturities, AFS with allowance for credit losses ("ACL")	(2)	(2)	(2)	(2)	(2)	(2)
Net gains on cash flow hedging instruments	30	5	6	13	12	17
Total net unrealized gain (loss)	(1,830)	(263)	1,620	1,941	2,214	1,924
Foreign currency translation adjustments	33	41	41	42	46	44
Pension and other postretirement plan adjustments	(1,465)	(1,477)	(1,489)	(1,676)	(1,690)	(1,704)
Total AOCI	$(3,262)	$(1,699)	$172	$307	$570	$264

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Written premiums [1]	$3,592	$3,516	$3,180	$3,297	$3,254	$3,218	$7,108	$6,472
Change in unearned premium reserve	251	310	(71)	104	172	249	561	421
Earned premiums [1]	3,341	3,206	3,251	3,193	3,082	2,969	6,547	6,051
Fee income	17	17	17	16	16	17	34	33
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	1,944	1,833	1,921	1,830	1,786	1,710	3,777	3,496
Current accident year catastrophes [3]	123	98	22	300	128	214	221	342
Prior accident year development [4]	(58)	(36)	29	90	(149)	229	(94)	80
Total losses and loss adjustment expenses	2,009	1,895	1,972	2,220	1,765	2,153	3,904	3,918
Amortization of DAC	441	428	417	405	404	402	869	806
Underwriting expenses	606	577	608	588	561	544	1,183	1,105
Amortization of other intangible assets	7	8	8	8	7	8	15	15
Dividends to policyholders	7	7	7	5	6	6	14	12
Underwriting gain (loss)*	288	308	256	(17)	355	(127)	596	228
Net investment income	407	382	427	487	442	378	789	820
Net realized gains (losses)	(225)	(104)	136	57	56	53	(329)	109
Net servicing and other income (expense)	2	(2)	3	2	6	2	—	8
Income before income taxes	472	584	822	529	859	306	1,056	1,165
Income tax expense	97	116	160	99	155	55	213	210
Net income	375	468	662	430	704	251	843	955
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	222	106	(139)	(56)	(56)	(51)	328	(107)
Integration and other non-recurring M&A costs, before tax	4	3	4	5	4	7	7	11
Change in deferred gain on retroactive reinsurance, before tax [4]	—	—	173	28	39	6	—	45
Income tax expense (benefit) [5]	(49)	(26)	(10)	5	(3)	8	(75)	5
Core earnings	$552	$551	$690	$412	$688	$221	$1,103	$909
ROE
Net income available to common stockholders [6]	15.7%	18.4%	15.3%	14.0%	13.8%	11.5%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	1.2%	(1.3%)	(2.4%)	(1.8%)	(1.2%)	(1.4%)
Integration and other non-recurring M&A costs, before tax	0.1%	0.1%	0.2%	0.2%	0.2%	0.3%
Change in deferred gain on retroactive reinsurance, before tax [4]	1.8%	2.1%	2.0%	2.4%	2.2%	2.6%
Income tax expense (benefit) [5]	(0.7%)	(0.3%)	—%	(0.3%)	(0.5%)	(0.4%)
Impact of AOCI, excluded from core earnings ROE	(0.2%)	0.6%	1.7%	1.8%	2.0%	0.7%
Core earnings [6]	17.9%	19.6%	16.8%	16.3%	16.5%	13.3%
[1]The three months ended March 31, 2022 included a provision for reinstatement premium of $11 as a result of estimated ceded incurred losses related to the Ukraine conflict. Refer to note [3] below.
[2]The three and six months ended June 30, 2021 included $3 and $27, respectively, of COVID-19 losses and loss adjustment expenses in Commercial Lines, with $27 of losses in the six month period including $20 in workers' compensation and $7 in financial lines and other.
[3]The three months ended March 31, 2022 included $27 of incurred catastrophe losses net of reinsurance related to the Ukraine conflict, primarily representing losses from political violence and terrorism insurance, including aviation war, and from credit and political risk insurance coverages.
[4]Prior accident year development does not include a benefit for the portion of losses ceded to NICO in excess of ceded premium paid under the Navigators and A&E ADC agreements, which is recognized as a deferred gain under retroactive reinsurance accounting.
[5]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[6]Net income ROE and Core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Property & Casualty.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS (CONTINUED)

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
UNFAVORABLE (FAVORABLE) PRIOR ACCIDENT YEAR DEVELOPMENT
Auto liability - Commercial Lines	$12	$—	$—	$9	$—	$—	$12	$—
Auto liability - Personal Lines	—	(5)	(17)	(30)	(20)	(23)	(5)	(43)
Homeowners	—	—	1	1	4	(3)	—	1
Marine	(3)	—	1	(1)	(5)	6	(3)	1
Professional liability	(9)	—	5	—	(6)	(1)	(9)	(7)
Package business	(13)	(11)	(25)	(20)	(19)	(27)	(24)	(46)
General liability [1]	21	12	3	144	—	307	33	307
Bond	(4)	—	—	(12)	(14)	—	(4)	(14)
Assumed Reinsurance	—	12	(6)	—	(2)	2	12	—
Commercial property	(6)	(15)	(2)	(4)	(7)	(13)	(21)	(20)
Net asbestos and environmental reserves	—	—	—	—	—	—	—	—
Workers’ compensation	(40)	(45)	(77)	(30)	(43)	(40)	(85)	(83)
Workers' compensation discount accretion	9	9	9	8	9	9	18	18
Catastrophes	(27)	(3)	(56)	—	(82)	(16)	(30)	(98)
Uncollectible reinsurance	6	—	4	—	(1)	(9)	6	(10)
Other reserve re-estimates	(4)	10	16	(3)	(2)	31	6	29
Prior accident year development before change in deferred gain	(58)	(36)	(144)	62	(188)	223	(94)	35
Change in deferred gain on retroactive reinsurance included in other liabilities [2]	—	—	173	28	39	6	—	45
Total prior accident year development	$(58)	$(36)	$29	$90	$(149)	$229	$(94)	$80
[1]The six months ended June 30, 2021 included an increase in reserves for sexual molestation and sexual abuse claims, primarily related to an initial agreement to settle claims against the BSA. On September 14, 2021, the Company announced that it entered into a new agreement-in-principle with the BSA under which The Hartford will pay $787, before tax, for claims associated with policies mostly issued in the 1970s.
[2]For the three and six months ended June 30, 2021, an increase in deferred gain on retroactive reinsurance of $39 and $45, respectively, was recognized relating to ceding losses to the Navigators ADC in excess of ceded premium paid. For the three months ended June 30, 2021, adverse development on Navigators 2018 and prior accident year reserves was primarily driven by public and private directors' and officers' insurance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
UNDERWRITING GAIN (LOSS)	$288	$308	$256	$(17)	$355	$(127)	$596	$228
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	58.2	57.2	59.1	57.3	57.9	57.6	57.7	57.8
Current accident year catastrophes	3.7	3.1	0.7	9.4	4.2	7.2	3.4	5.7
Prior accident year development	(1.7)	(1.1)	0.9	2.8	(4.8)	7.7	(1.4)	1.3
Total losses and loss adjustment expenses	60.1	59.1	60.7	69.5	57.3	72.5	59.6	64.7
Expenses [2]	31.0	31.1	31.3	30.8	31.0	31.6	31.1	31.3
Policyholder dividends	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2
Combined ratio	91.4	90.4	92.1	100.5	88.5	104.3	90.9	96.2
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(2.0)	(2.0)	(1.6)	(12.2)	0.6	(14.9)	(2.0)	(7.0)
Underlying combined ratio *	89.4	88.5	90.6	88.3	89.2	89.4	89.0	89.3
[1]The three and six months ended June 30, 2021 included 0.1 points and 0.4 points, respectively, of COVID-19 losses. See [2] on page 8.
[2]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Written premiums [1]	$2,836	$2,809	$2,512	$2,532	$2,494	$2,503	$5,645	$4,997
Change in unearned premium reserve	221	323	(1)	83	150	268	544	418
Earned premiums [1]	2,615	2,486	2,513	2,449	2,344	2,235	5,101	4,579
Fee income	10	9	9	8	8	9	19	17
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	1,467	1,395	1,421	1,351	1,339	1,296	2,862	2,635
Current accident year catastrophes [3]	67	81	6	222	93	175	148	268
Prior accident year development	(88)	(33)	(114)	122	(105)	238	(121)	133
Total losses and loss adjustment expenses	1,446	1,443	1,313	1,695	1,327	1,709	2,889	3,036
Amortization of DAC	385	371	360	348	346	344	756	690
Underwriting expenses	447	425	447	432	405	394	872	799
Amortization of other intangible assets	7	7	8	7	7	7	14	14
Dividends to policyholders	7	7	7	5	6	6	14	12
Underwriting gain (loss)	333	242	387	(30)	261	(216)	575	45
Net servicing income	—	1	2	2	7	2	1	9
Net investment income	356	333	372	421	382	327	689	709
Net realized gains (losses)	(198)	(91)	118	51	47	44	(289)	91
Other expenses	(1)	(7)	(3)	(5)	(6)	(4)	(8)	(10)
Income before income taxes	490	478	876	439	691	153	968	844
Income tax expense	101	95	174	82	122	24	196	146
Net income	389	383	702	357	569	129	772	698
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	194	93	(120)	(50)	(47)	(43)	287	(90)
Integration and other non-recurring M&A costs, before tax [4]	4	3	4	5	4	7	7	11
Change in deferred gain on retroactive reinsurance, before tax	—	—	18	28	39	6	—	45
Income tax expense (benefit) [5]	(43)	(23)	18	4	(5)	6	(66)	1
Core earnings	$544	$456	$622	$344	$560	$105	$1,000	$665
[1]Refer to [1] on page 8 for impact related to Ukraine conflict.
[2]Refer to [2] on page 8 for impact related to COVID-19.
[3]Refer to [3] on page 8 for information about catastrophe losses related to the Ukraine conflict.
[4]Includes Navigators Group integration costs.
[5]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings and includes the effect of changes in net deferred taxes due to changes in enacted tax rates.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Auto liability	$12	$—	$—	$9	$—	$—	$12	$—
Professional liability	(9)	—	5	—	(6)	(1)	(9)	(7)
Package business	(13)	(11)	(25)	(20)	(19)	(27)	(24)	(46)
General liability [1] [2]	(10)	12	3	144	—	307	2	307
Marine	(3)	—	1	(1)	(5)	6	(3)	1
Bond	(4)	—	—	(12)	(14)	—	(4)	(14)
Assumed Reinsurance	—	12	(6)	—	(2)	2	12	—
Commercial property	(6)	(15)	(2)	(4)	(7)	(13)	(21)	(20)
Workers’ compensation	(40)	(45)	(77)	(30)	(43)	(40)	(85)	(83)
Workers' compensation discount accretion	9	9	9	8	9	9	18	18
Catastrophes	(26)	(3)	(40)	—	(53)	(4)	(29)	(57)
Uncollectible reinsurance	—	—	—	—	—	(5)	—	(5)
Other reserve re-estimates	2	8	—	—	(4)	(2)	10	(6)
Prior accident year development before change in deferred gain	(88)	(33)	(132)	94	(144)	232	(121)	88
Change in deferred gain on retroactive reinsurance included in other liabilities [3]	—	—	18	28	39	6	—	45
Total prior accident year development	$(88)	$(33)	$(114)	$122	$(105)	$238	$(121)	$133
[1]See [1] on page 9 for discussion related to general liability prior year development for the six months ended June 30, 2021.
[2]The three months ended June 30, 2022 included a reduction in incurred losses due to reallocating from Commercial Lines to P&C Other Operations a portion of reserves for sexual molestation and sexual abuse claims related to the agreement in principle reached with BSA in third quarter 2021, largely offset by reserve increases related to excess casualty and primary construction. See note [1] on page 20. In total for the Company, there was no change in the liability for settlement amounts owed on BSA claims.
[3]The change in deferred gain on retroactive reinsurance relates to ceding losses to the Navigators ADC in excess of ceded premium paid resulting in a deferred reinsurance benefit.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
UNDERWRITING GAIN (LOSS)	$333	$242	$387	$(30)	$261	$(216)	$575	$45
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	56.1	56.1	56.5	55.2	57.1	58.0	56.1	57.5
Current accident year catastrophes	2.6	3.3	0.2	9.1	4.0	7.8	2.9	5.9
Prior accident year development	(3.4)	(1.3)	(4.5)	5.0	(4.5)	10.6	(2.4)	2.9
Total losses and loss adjustment expenses	55.3	58.0	52.2	69.2	56.6	76.5	56.6	66.3
Expenses [2]	31.7	31.9	32.1	31.8	32.0	32.9	31.8	32.5
Policyholder dividends	0.3	0.3	0.3	0.2	0.3	0.3	0.3	0.3
Combined ratio [3]	87.3	90.3	84.6	101.2	88.9	109.7	88.7	99.0
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	0.8	(2.0)	4.3	(14.1)	0.5	(18.4)	(0.5)	(8.8)
Underlying combined ratio	88.1	88.3	88.9	87.2	89.4	91.2	88.2	90.3

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	85.2	82.9	79.0	84.5	83.6	95.4	84.1	89.4
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(3.0)	(1.9)	(0.2)	(5.0)	(3.8)	(12.1)	(2.4)	(7.8)
Prior accident year development	4.7	4.9	9.2	4.4	7.2	5.0	4.8	6.1
Underlying combined ratio	86.9	85.9	88.0	83.9	87.0	88.3	86.4	87.6
MIDDLE & LARGE COMMERCIAL
Combined ratio	95.6	94.6	83.5	108.0	92.9	98.9	95.1	95.8
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(2.0)	(2.3)	2.1	(16.3)	(5.8)	(7.0)	(2.1)	(6.4)
Prior accident year development	(0.8)	(0.9)	4.4	(0.4)	4.4	3.3	(0.8)	3.9
Underlying combined ratio	92.9	91.5	90.0	91.4	91.5	95.3	92.2	93.3
GLOBAL SPECIALTY
Combined ratio [3]	85.0	96.9	94.8	97.1	91.9	92.4	90.7	92.1
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(2.8)	(6.9)	(3.5)	(6.2)	(1.8)	(2.2)	(4.8)	(2.0)
Prior accident year development	0.9	(1.8)	(2.5)	(4.0)	0.1	(0.3)	(0.4)	(0.1)
Underlying combined ratio	83.1	88.2	88.8	86.9	90.3	89.9	85.5	90.1
[1]The three and six months ended June 30, 2021 included COVID-19 losses of 0.1 points and 0.6 points, respectively. See [2] on page 8.
[2]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.
[3]The three and six months ended June 30, 2021 included a change in deferred gain on retroactive reinsurance related to the Navigators ADC of $39 and $45, respectively, representing 1.7 and 1.0 points, respectively, of the Commercial Lines combined ratio and 6.6 points and 3.9 points, respectively, of the global specialty combined ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
WRITTEN PREMIUMS
Small Commercial	$1,145	$1,180	$1,025	$1,012	$977	$1,053	$2,325	$2,030
Middle & Large Commercial	907	853	847	884	817	775	1,760	1,592
Middle Market	785	724	722	765	720	662	1,509	1,382
National Accounts and Other	122	129	125	119	97	113	251	210
Global Specialty [1]	772	764	629	625	689	665	1,536	1,354
U.S.	516	466	457	452	466	421	982	887
International	103	91	109	81	113	110	194	223
Global Re	153	207	63	92	110	134	360	244
Other	12	12	11	11	11	10	24	21
Total	$2,836	$2,809	$2,512	$2,532	$2,494	$2,503	$5,645	$4,997
EARNED PREMIUMS
Small Commercial	$1,081	$1,034	$1,043	$1,015	$956	$916	$2,115	$1,872
Middle & Large Commercial	855	828	840	820	788	752	1,683	1,540
Middle Market	733	717	725	704	682	653	1,450	1,335
National Accounts and Other	122	111	115	116	106	99	233	205
Global Specialty [1]	666	613	619	604	589	556	1,279	1,145
U.S.	450	426	434	421	406	386	876	792
International	98	87	97	95	99	102	185	201
Global Re	118	100	88	88	84	68	218	152
Other	13	11	11	10	11	11	24	22
Total	$2,615	$2,486	$2,513	$2,449	$2,344	$2,235	$5,101	$4,579

COMMERCIAL LINES STATISTICAL PREMIUM INFORMATION
Small Commercial
Net New Business Premium	$201	$186	$162	$165	$170	$176	$387	$346
Renewal Written Price Increases	3.2%	3.1%	3.6%	3.3%	3.1%	2.4%	3.2%	2.7%
Policy Count Retention [2]	85%	86%	85%	84%	84%	84%	86%	84%
Policies in Force (in thousands)	1,395	1,378	1,366	1,352	1,329	1,304
Middle Market [3]
Net New Business Premium	$130	$120	$124	$139	$147	$122	$250	$269
Renewal Written Price Increases	4.3%	4.6%	5.8%	5.8%	6.2%	6.1%	4.5%	6.2%
Policy Count Retention [2]	84%	84%	83%	84%	82%	80%	84%	81%
Global Specialty
Gross New Business Premium [4]	$226	$206	$225	$234	$237	$216	$432	$453
Renewal Written Price Increases [5]	5.5%	8.1%	9.1%	10.7%	13.4%	17.1%	6.7%	15.1%
[1]U.S. business includes a small amount of business issued by U.S. insurance entities to U.S. policyholders with international-based exposures ("multinational exposure"). International represents Navigators Group business written in either Lloyd's market or other international markets, which includes U.S.-based exposures.
[2]Policy count retention represents the ratio of the number of renewal policies issued during the current year period divided by the number of policies issued in the previous calendar period before considering policies cancelled subsequent to renewal.
[3]Except for net new business premium, metrics for Middle Market exclude loss sensitive and programs businesses.
[4]Excludes Global Re and Continental Europe Operations and is before ceded reinsurance.
[5]Excludes Global Re, offshore energy policies, credit and political risk insurance policies, political violence and terrorism policies, and any business under which the managing agent of our Lloyd's Syndicate 1221 delegates underwriting authority to coverholders and other third parties.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Written premiums	$756	$707	$668	$765	$760	$715	$1,463	$1,475
Change in unearned premium reserve	30	(13)	(70)	21	22	(19)	17	3
Earned premiums	726	720	738	744	738	734	1,446	1,472
Fee income	7	8	8	8	8	8	15	16
Losses and loss adjustment expenses
Current accident year before catastrophes	477	438	500	479	447	414	915	861
Current accident year catastrophes	56	17	16	78	35	39	73	74
Prior accident year development	—	(3)	(31)	(27)	(44)	(42)	(3)	(86)
Total losses and loss adjustment expenses	533	452	485	530	438	411	985	849
Amortization of DAC	56	57	57	57	58	58	113	116
Underwriting expenses	157	149	159	154	154	148	306	302
Amortization of other intangible assets	—	1	—	1	—	1	1	1
Underwriting gain (loss)	(13)	69	45	10	96	124	56	220
Net servicing income	4	4	4	6	5	4	8	9
Net investment income	35	33	38	44	40	35	68	75
Net realized gains (losses)	(18)	(9)	12	4	6	7	(27)	13
Other income (expense)	(1)	—	1	(1)	—	—	(1)	—
Income before income taxes	7	97	100	63	147	170	104	317
Income tax expense	1	20	19	12	29	35	21	64
Net income	6	77	81	51	118	135	83	253
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	19	9	(13)	(4)	(6)	(6)	28	(12)
Income tax expense (benefit) [1]	(4)	(2)	2	1	1	2	(6)	3
Core earnings	$21	$84	$70	$48	$113	$131	$105	$244
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Auto liability	$—	$(5)	$(17)	$(30)	$(20)	$(23)	$(5)	$(43)
Homeowners	—	—	1	1	4	(3)	—	1
Catastrophes	(1)	—	(16)	—	(29)	(12)	(1)	(41)
Other reserve re-estimates, net	1	2	1	2	1	(4)	3	(3)
Total prior accident year development	$—	$(3)	$(31)	$(27)	$(44)	$(42)	$(3)	$(86)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
UNDERWRITING GAIN	$(13)	$69	$45	$10	$96	$124	$56	$220
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	65.7	60.8	67.8	64.4	60.6	56.4	63.3	58.5
Current accident year catastrophes	7.7	2.4	2.2	10.5	4.7	5.3	5.0	5.0
Prior accident year development	—	(0.4)	(4.2)	(3.6)	(6.0)	(5.7)	(0.2)	(5.8)
Total losses and loss adjustment expenses	73.4	62.8	65.7	71.2	59.3	56.0	68.1	57.7
Expenses	28.4	27.6	28.2	27.4	27.6	27.1	28.0	27.4
Combined ratio	101.8	90.4	93.9	98.7	87.0	83.1	96.1	85.1
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(7.7)	(2.0)	2.0	(6.9)	1.3	0.4	(4.8)	0.8
Underlying combined ratio	94.1	88.5	95.9	91.8	88.2	83.5	91.3	85.9
PRODUCT
Automobile
Combined ratio	101.2	92.8	102.4	96.5	89.2	83.5	97.0	86.3
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(1.4)	(0.3)	(0.4)	(2.3)	(1.3)	(0.5)	(0.9)	(0.9)
Prior accident year development	0.2	0.9	3.4	5.5	4.2	3.3	0.5	3.8
Underlying combined ratio	100.0	93.3	105.4	99.7	92.1	86.3	96.7	89.2
Homeowners
Combined ratio	103.1	85.2	74.8	103.4	82.0	86.8	94.2	84.4
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(21.2)	(7.0)	(6.0)	(28.3)	(12.8)	(15.9)	(14.1)	(14.3)
Prior accident year development	0.1	(0.8)	6.2	(0.5)	10.0	6.3	(0.4)	8.1
Underlying combined ratio	82.0	77.4	75.1	74.6	79.2	77.2	79.7	78.2

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$655	$610	$566	$659	$653	$612	$1,265	$1,265
AARP Agency	50	48	50	51	51	51	98	102
Other Agency	46	43	45	49	50	45	89	95
Other	5	6	7	6	6	7	11	13
Total	$756	$707	$668	$765	$760	$715	$1,463	$1,475
EARNED PREMIUMS
AARP Direct	$625	$617	$631	$635	$629	$623	$1,242	$1,252
AARP Agency	50	50	52	52	53	53	100	106
Other Agency	46	47	48	49	50	51	93	101
Other	5	6	7	8	6	7	11	13
Total	$726	$720	$738	$744	$738	$734	$1,446	$1,472
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$509	$497	$458	$516	$515	$508	$1,006	$1,023
Homeowners	247	210	210	249	245	207	457	452
Total	$756	$707	$668	$765	$760	$715	$1,463	$1,475
EARNED PREMIUMS
Automobile	$497	$493	$508	$511	$509	$507	$990	$1,016
Homeowners	229	227	230	233	229	227	456	456
Total	$726	$720	$738	$744	$738	$734	$1,446	$1,472

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA (CONTINUED)

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Net New Business Premium
Automobile	$57	$58	$52	$58	$56	$53	$115	$109
Homeowners	$19	$15	$14	$17	$16	$13	$34	$29
Renewal Written Price Increases
Automobile	4.1%	3.0%	2.6%	2.1%	2.3%	1.8%	3.5%	2.1%
Homeowners	9.0%	8.8%	8.1%	8.1%	8.6%	9.4%	8.9%	8.9%
Policy Count Retention [1]
Automobile	84%	84%	84%	84%	85%	85%	84%	85%
Homeowners	84%	84%	84%	84%	85%	85%	84%	85%
Policies in Force (in thousands)
Automobile	1,315	1,315	1,317	1,328	1,339	1,357
Homeowners	756	765	773	786	799	815
[1]Policy count retention represents the ratio of the number of renewal policies issued during the current year period divided by the number of policies issued in the previous calendar period before considering policies cancelled subsequent to renewal.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Losses and loss adjustment expenses
Prior accident year development [1]	$30	$—	$174	$(5)	$—	$33	$30	$33
Total losses and loss adjustment expenses	30	—	174	(5)	—	33	30	33
Underwriting expenses	2	3	2	2	2	2	5	4
Underwriting gain (loss)	(32)	(3)	(176)	3	(2)	(35)	(35)	(37)
Net investment income	16	16	17	22	20	16	32	36
Net realized gains (losses)	(9)	(4)	6	2	3	2	(13)	5
Other income	—	—	(1)	—	—	—	—	—
Income (loss) before income taxes	(25)	9	(154)	27	21	(17)	(16)	4
Income tax expense (benefit)	(5)	1	(33)	5	4	(4)	(4)	—
Net income (loss)	(20)	8	(121)	22	17	(13)	(12)	4
Adjustments to reconcile net income (loss) to core earnings (losses):
Net realized losses (gains), excluded from core earnings, before tax	9	4	(6)	(2)	(3)	(2)	13	(5)
Change in deferred gain on retroactive reinsurance, before tax	—	—	155	—	—	—	—	—
Income tax expense (benefit) [2]	(2)	(1)	(30)	—	1	—	(3)	1
Core earnings (losses)	$(13)	$11	$(2)	$20	$15	$(15)	$(2)	$—
[1]For the three and six months ended June 30, 2022, includes incurred losses on general liability reserves due to reallocating from Commercial Lines to P&C Other Operations a portion of reserves related to excess liability policies for amounts owed to claimants under the agreement in principle reached with BSA on sexual molestation and sexual abuse claims in third quarter 2021. In total for the Company, there was no change in the liability for settlement amounts owed on BSA claims.
[2]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Earned premiums	$1,469	$1,445	$1,380	$1,372	$1,378	$1,374	$2,914	$2,752
Fee income	48	45	47	43	49	44	93	93
Net investment income	130	123	128	159	136	127	253	263
Net realized gains (losses)	(70)	(16)	70	13	28	19	(86)	47
Total revenues	1,577	1,597	1,625	1,587	1,591	1,564	3,174	3,155
Benefits, losses and loss adjustment expenses [1]	1,065	1,221	1,198	1,199	1,019	1,196	2,286	2,215
Amortization of DAC	9	9	8	11	10	11	18	21
Insurance operating costs and other expenses	365	367	358	336	340	339	732	679
Amortization of other intangible assets	10	10	10	10	10	10	20	20
Total benefits, losses and expenses	1,449	1,607	1,574	1,556	1,379	1,556	3,056	2,935
Income before income taxes	128	(10)	51	31	212	8	118	220
Income tax expense (benefit)	24	(4)	9	3	42	(1)	20	41
Net income (loss)	104	(6)	42	28	170	9	98	179
Adjustments to reconcile net income (loss) to core earnings (losses):
Net realized losses (gains), excluded from core earnings, before tax	70	16	(70)	(13)	(28)	(18)	86	(46)
Integration and other non-recurring M&A costs, before tax	2	2	1	1	2	2	4	4
Income tax expense (benefit) [2]	(15)	(4)	15	3	5	4	(19)	9
Core earnings (losses)	$161	$8	$(12)	$19	$149	$(3)	$169	$146
Margin
Net income margin	6.6%	(0.4%)	2.6%	1.8%	10.7%	0.6%	3.1%	5.7%
Core earnings margin*	9.8%	0.5%	(0.8%)	1.2%	9.5%	(0.2%)	5.2%	4.7%
ROE
Net income available to common stockholders [3]	3.3%	5.1%	5.0%	5.4%	7.6%	6.4%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	0.1%	(2.6%)	(3.2%)	(1.9%)	(1.8%)	(1.2%)
Integration and other non-recurring M&A costs, before tax	0.2%	0.2%	0.1%	0.2%	0.3%	0.4%
Income tax expense (benefit) [2]	—%	0.5%	0.7%	0.4%	0.3%	0.2%
Impact of AOCI, excluded from core earnings ROE	0.1%	0.3%	0.5%	0.8%	1.1%	0.5%
Core earnings [3]	3.7%	3.5%	3.1%	4.9%	7.5%	6.3%
[1]Includes an increase (decrease) in incurred losses from excess mortality, primarily caused by direct and indirect impacts of COVID-19, of $(5) and $25, respectively, for the three months ended June 30, 2022 and 2021 and $91 and $210 for the six months ended June 30, 2022 and 2021. The $5 decrease in excess mortality losses in the second quarter of 2022 included $19 of losses with dates of loss in the second quarter more than offset by a $24 decrease of estimated losses related to first quarter 2022. Also includes COVID-19 related losses (benefit) from short-term disability of $(5) and $(6), respectively, for the three months ended June 30, 2022 and 2021 and $4 and $7, respectively, for the six months ended June 30, 2022 and 2021.
[2]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[3]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Group Benefits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
PREMIUMS
Fully insured ongoing premiums
Group disability	$780	$754	$708	$702	$696	$693	$1,534	$1,389
Group life	599	597	591	591	603	602	1,196	1,205
Other [1]	90	87	81	79	79	77	177	156
Total fully insured ongoing premiums	1,469	1,438	1,380	1,372	1,378	1,372	2,907	2,750
Total buyouts [2]	—	7	—	—	—	2	7	2
Total premiums	$1,469	$1,445	$1,380	$1,372	$1,378	$1,374	$2,914	$2,752
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$123	$222	$35	$35	$44	$321	$345	$365
Group life	70	125	23	31	43	151	195	194
Other [1]	11	42	9	16	12	40	53	52
Total fully insured ongoing sales	204	389	67	82	99	512	593	611
Total buyouts [2]	—	7	—	—	—	2	7	2
Total sales	$204	$396	$67	$82	$99	$514	$600	$613
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio [3]	66.3%	73.2%	71.6%	68.4%	64.2%	68.4%	69.7%	66.3%
Group life loss ratio [4]	78.9%	98.4%	105.0%	110.9%	83.6%	108.3%	88.6%	96.0%
Total loss ratio	70.2%	81.9%	84.0%	84.7%	71.4%	84.3%	76.0%	77.8%
Expense ratio [5]	25.2%	25.9%	26.3%	25.2%	25.1%	25.3%	25.5%	25.2%
[1]Includes other group coverages such as retiree health insurance, critical illness, accident, hospital indemnity and participant accident coverages.
[2]Takeover of open claim liabilities and other non-recurring premium amounts.
[3]Includes losses (benefits) on short-term disability claims related to COVID-19 of (0.6) points and (0.8) points, respectively, for the three months ended June 30, 2022 and 2021 and 0.2 points and 0.5 points, respectively, for the six months ended June 30, 2022 and 2021.
[4]Includes an increase (decrease) in incurred losses from excess mortality, primarily caused by direct and indirect impacts of COVID-19, of (0.8) points and 4.1 points, respectively, for the three months ended June 30, 2022 and 2021 and 7.6 points and 17.4 points, respectively, for the six months ended June 30, 2022 and 2021.
[5]Integration and transaction costs related to the acquisition of Aetna's U.S. group life and disability business are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Investment management fees	$198	$216	$230	$229	$221	$208	$414	$429
Shareowner servicing fees	23	25	25	26	25	24	48	49
Other revenue	43	47	52	53	50	51	90	101
Net realized gains (losses)	(13)	(9)	3	(3)	2	2	(22)	4
Total revenues	251	279	310	305	298	285	530	583
Sub-advisory expense	71	78	82	83	81	75	149	156
Employee compensation and benefits	31	36	32	31	33	37	67	70
Distribution and service	81	87	93	94	92	90	168	182
General, administrative and other	24	28	25	27	25	25	52	50
Total expenses	207	229	232	235	231	227	436	458
Income before income taxes	44	50	78	70	67	58	94	125
Income tax expense	10	8	16	14	15	11	18	26
Net income	34	42	62	56	52	47	76	99
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	13	9	(3)	3	(2)	(2)	22	(4)
Income tax expense (benefit) [1]	(3)	(1)	1	(1)	1	—	(4)	1
Core earnings	$44	$50	$60	$58	$51	$45	$94	$96
Daily average Hartford Funds AUM	$136,841	$150,131	$156,533	$155,041	$150,527	$143,164	$143,449	$146,866
Return on assets (bps, net of tax) [2]
Net income	9.9	11.2	15.8	14.4	13.8	13.1	10.6	13.5
Core earnings*	12.9	13.3	15.3	15.0	13.6	12.6	13.1	13.1
ROE
Net income available to common stockholders [3]	51.9%	58.0%	57.8%	56.9%	54.3%	52.9%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains) excluded from core earnings, before tax	6.0%	2.0%	(1.1%)	(2.0%)	(4.3%)	(6.3%)
Income tax expense (benefit) [1]	(1.1%)	—%	0.3%	0.3%	0.9%	1.2%
Impact of AOCI, excluded from core earnings ROE	(0.9%)	(0.6%)	0.4%	0.4%	0.3%	(0.2%)
Core earnings [3]	55.9%	59.4%	57.4%	55.6%	51.2%	47.6%
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[2]Represents annualized earnings divided by daily average assets under management ("AUM"), as measured in basis points ("bps") which represents one hundredth of one percent.
[3]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Hartford Funds.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
ASSET VALUE ROLLFORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Equity Funds
Beginning balance	$89,282	$95,703	$91,600	$93,448	$87,456	$82,123	$95,703	$82,123
Sales	5,631	6,856	4,840	4,757	5,927	6,202	12,487	12,129
Redemptions	(6,795)	(6,965)	(4,938)	(5,076)	(4,461)	(5,191)	(13,760)	(9,652)
Net flows	(1,164)	(109)	(98)	(319)	1,466	1,011	(1,273)	2,477
Change in market value and other	(13,227)	(6,312)	4,201	(1,529)	4,526	4,322	(19,539)	8,848
Ending balance	$74,891	$89,282	$95,703	$91,600	$93,448	$87,456	$74,891	$93,448
Fixed Income Funds
Beginning balance	$18,889	$20,113	$19,632	$18,913	$17,705	$17,034	$20,113	$17,034
Sales	1,736	1,900	1,965	1,708	2,098	2,258	3,636	4,356
Redemptions	(2,306)	(2,254)	(1,498)	(996)	(1,121)	(1,486)	(4,560)	(2,607)
Net flows	(570)	(354)	467	712	977	772	(924)	1,749
Change in market value and other	(931)	(870)	14	7	231	(101)	(1,801)	130
Ending balance	$17,388	$18,889	$20,113	$19,632	$18,913	$17,705	$17,388	$18,913
Multi-Strategy Investments Funds [1]
Beginning balance	$22,603	$23,610	$22,925	$23,039	$22,170	$22,645	$23,610	$22,645
Sales	598	722	656	621	629	738	1,320	1,367
Redemptions	(841)	(826)	(711)	(706)	(718)	(1,751)	(1,667)	(2,469)
Net flows	(243)	(104)	(55)	(85)	(89)	(1,013)	(347)	(1,102)
Change in market value and other	(1,998)	(903)	740	(29)	958	538	(2,901)	1,496
Ending balance	$20,362	$22,603	$23,610	$22,925	$23,039	$22,170	$20,362	$23,039
Exchange-Traded Funds ("ETF") AUM
Beginning balance	$3,211	$3,206	$3,129	$3,111	$2,923	$2,825	$3,206	$2,825
Net flows	(34)	143	44	(13)	86	4	109	90
Change in market value and other	(412)	(138)	33	31	102	94	(550)	196
Ending balance	$2,765	$3,211	$3,206	$3,129	$3,111	$2,923	$2,765	$3,111
Mutual Fund and ETF AUM
Beginning balance	$133,985	$142,632	$137,286	$138,511	$130,254	$124,627	$142,632	$124,627
Sales - mutual fund	7,965	9,478	7,461	7,086	8,654	9,198	17,443	17,852
Redemptions - mutual fund	(9,942)	(10,045)	(7,147)	(6,778)	(6,300)	(8,428)	(19,987)	(14,728)
Net flows - ETF	(34)	143	44	(13)	86	4	109	90
Net flows - mutual fund and ETF	(2,011)	(424)	358	295	2,440	774	(2,435)	3,214
Change in market value and other	(16,568)	(8,223)	4,988	(1,520)	5,817	4,853	(24,791)	10,670
Ending balance	115,406	133,985	142,632	137,286	138,511	130,254	115,406	138,511
Talcott Resolution life and annuity separate account AUM [2]	11,992	14,061	15,263	14,800	15,282	14,944	11,992	15,282
Hartford Funds AUM	$127,398	$148,046	$157,895	$152,086	$153,793	$145,198	$127,398	$153,793
[1]Includes balanced, allocation, and alternative investment products.
[2]Represents AUM of the life and annuity business sold in May 2018 that is still managed by the Company's Hartford Funds segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Fee income [1]	$13	$13	$12	$12	$14	$12	$26	$26
Other revenue (loss) [2]	—	1	—	—	(2)	(8)	1	(10)
Net investment income	3	3	16	2	3	3	6	6
Net realized gains (losses)	(30)	(16)	3	3	61	6	(46)	67
Total revenues (losses)	(14)	1	31	17	76	13	(13)	89
Benefits, losses and loss adjustment expenses [3]	2	2	3	1	2	1	4	3
Insurance operating costs and other expenses [1][4]	23	13	15	17	45	13	36	58
Interest expense	51	62	62	58	57	57	113	114
Restructuring and other costs	2	5	2	(12)	—	11	7	11
Total expenses	78	82	82	64	104	82	160	186
Loss before income taxes	(92)	(81)	(51)	(47)	(28)	(69)	(173)	(97)
Income tax benefit	(21)	(22)	(14)	(15)	(7)	(11)	(43)	(18)
Net loss	(71)	(59)	(37)	(32)	(21)	(58)	(130)	(79)
Preferred stock dividends	5	5	5	6	5	5	10	10
Net loss available to common stockholders	(76)	(64)	(42)	(38)	(26)	(63)	(140)	(89)
Adjustments to reconcile net loss available to common stockholders to core losses:
Net realized losses (gains), excluded from core earnings, before tax	31	15	—	(2)	(62)	(6)	46	(68)
Integration and other non-recurring M&A costs, before tax [5]	—	—	—	2	30	—	—	30
Restructuring and other costs, before tax	2	5	2	(12)	—	11	7	11
Loss on extinguishment of debt, before tax	9	—	—	—	—	—	9	—
Income tax expense (benefit) [6]	(9)	(4)	(1)	3	6	(2)	(13)	4
Core losses	$(43)	$(48)	$(41)	$(47)	$(52)	$(60)	$(91)	$(112)
[1]Includes investment management fees and expenses related to managing third party business, including management of a portion of the invested assets of Talcott Resolution.
[2]The three and six months ended June 30, 2021 included $3 and $11, respectively, of loss before tax from the Company's former retained 9.7% equity interest in Hopmeadow Holdings LP, the limited partnership that acquired Talcott Resolution in May 2018 (collectively referred to as "Talcott Resolution"). The Company sold its retained equity interest on June 30, 2021.
[3]Includes benefits, losses and loss adjustment expenses for run-off structured settlement and terminal funding agreement liabilities.
[4]Insurance operating costs and other expenses also includes a $9 loss on extinguishment of debt related to The Hartford's redemption of its 7.875% junior subordinated loans on April 15, 2022.
[5]See note [3] on page 2 for explanation of the integration and other non-recurring M&A costs in the months ended June 30, 2021.
[6]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$290	$275	$270	$269	$273	$279	$565	$552
Tax-exempt	56	56	60	63	65	70	112	135
Total fixed maturities	346	331	330	332	338	349	677	687
Equity securities	13	12	30	23	10	10	25	20
Mortgage loans	53	50	48	45	45	43	103	88
Limited partnerships and other alternative investments [2]	158	126	170	259	191	112	284	303
Other [3]	(7)	9	15	11	18	14	2	32
Subtotal	563	528	593	670	602	528	1,091	1,130
Investment expense	(22)	(19)	(20)	(20)	(21)	(19)	(41)	(40)
Total net investment income	$541	$509	$573	$650	$581	$509	$1,050	$1,090
Annualized investment yield, before tax [4]	3.9%	3.6%	4.1%	4.8%	4.4%	3.8%	3.8%	4.1%
Annualized limited partnerships and other alternative investment yield, before tax [4]	17.3%	14.6%	22.1%	39.6%	32.5%	21.1%	16.3%	27.8%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]*	3.0%	2.9%	3.1%	3.0%	3.1%	3.1%	3.0%	3.1%
Annualized investment yield, net of tax [4]	3.2%	2.9%	3.4%	3.9%	3.6%	3.1%	3.1%	3.4%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]*	2.4%	2.4%	2.5%	2.5%	2.5%	2.6%	2.4%	2.5%
Average reinvestment rate [5]	4.5%	3.3%	2.9%	2.6%	2.5%	2.3%	3.8%	2.4%
Average sales/maturities yield [6]	3.6%	3.0%	3.3%	3.1%	2.9%	2.9%	3.3%	2.9%
Portfolio duration (in years) [7]	4.3	4.4	4.3	4.5	4.6	4.8	4.3	4.6
[1]Includes income on short-term investments.
[2]Other alternative investments include an insurer-owned life insurance policy, which is primarily invested in private equity, fixed income, hedge funds and public equity.
[3]Includes changes in fair value of certain equity fund investments and income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.
[4]Represents annualized net investment income divided by the monthly average invested assets at amortized cost as applicable, excluding repurchase agreement and derivatives book value.
[5]Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities and repurchase agreement and securities lending collateral, if any.
[6]Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.
[7]Excludes certain short-term investments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$219	$207	$202	$200	$203	$207	$426	$410
Tax-exempt	43	41	44	47	49	52	84	101
Total fixed maturities	262	248	246	247	252	259	510	511
Equity securities	10	9	11	18	8	7	19	15
Mortgage loans	38	36	35	31	32	30	74	62
Limited partnerships and other alternative investments [2]	123	97	137	198	151	84	220	235
Other [3]	(9)	6	13	8	15	12	(3)	27
Subtotal	424	396	442	502	458	392	820	850
Investment expense	(17)	(14)	(15)	(15)	(16)	(14)	(31)	(30)
Total net investment income	$407	$382	$427	$487	$442	$378	$789	$820
Annualized investment yield, before tax [4]	3.9%	3.7%	4.2%	4.8%	4.5%	3.9%	3.8%	4.2%
Annualized limited partnerships and other alternative investment yield, before tax [4]	16.7%	14.1%	22.0%	37.3%	31.4%	19.2%	15.8%	26.2%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	2.9%	2.9%	3.0%	3.0%	3.1%	3.2%	2.9%	3.1%
Annualized investment yield, net of tax [4]	3.1%	3.0%	3.4%	4.0%	3.7%	3.2%	3.1%	3.5%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	2.4%	2.4%	2.5%	2.5%	2.6%	2.6%	2.4%	2.6%
Average reinvestment rate [5]	4.4%	3.2%	2.8%	2.6%	2.5%	2.3%	3.7%	2.4%
Average sales/maturities yield [6]	3.6%	2.9%	3.1%	3.0%	2.9%	2.8%	3.3%	2.8%
Portfolio duration (in years) [7]	4.2	4.3	4.3	4.5	4.5	4.7	4.2	4.5
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
GROUP BENEFITS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$69	$67	$67	$69	$69	$71	$136	$140
Tax-exempt	12	13	14	14	15	16	25	31
Total fixed maturities	81	80	81	83	84	87	161	171
Equity securities	2	2	3	4	1	2	4	3
Mortgage loans	15	14	13	14	13	13	29	26
Limited partnerships and other alternative investments [2]	35	29	33	61	40	28	64	68
Other [3]	2	3	3	2	3	2	5	5
Subtotal	135	128	133	164	141	132	263	273
Investment expense	(5)	(5)	(5)	(5)	(5)	(5)	(10)	(10)
Total net investment income	$130	$123	$128	$159	$136	$127	$253	$263
Annualized investment yield, before tax [4]	4.4%	4.2%	4.4%	5.4%	4.7%	4.4%	4.3%	4.5%
Annualized limited partnerships and other alternative investment yield, before tax [4]	19.4%	16.7%	22.3%	49.7%	37.1%	29.8%	18.5%	35.0%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.4%	3.4%	3.4%	3.5%	3.5%	3.5%	3.4%	3.5%
Annualized investment yield, net of tax [4]	3.6%	3.4%	3.5%	4.4%	3.8%	3.5%	3.5%	3.7%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	2.8%	2.8%	2.8%	2.8%	2.8%	2.9%	2.8%	2.8%
Average reinvestment rate [5]	4.7%	3.6%	3.1%	2.9%	2.7%	2.8%	4.2%	2.7%
Average sales/maturities yield [6]	3.8%	3.3%	3.7%	3.5%	3.4%	3.3%	3.5%	3.3%
Portfolio duration (in years) [7]	5.0	5.2	5.4	5.6	5.7	5.8	5.0	5.7
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
Net Investment Income by Segment	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Net Investment Income
Commercial Lines	$356	$333	$372	$421	$382	$327	$689	$709
Personal Lines	35	33	38	44	40	35	68	75
P&C Other Operations	16	16	17	22	20	16	32	36
Total Property & Casualty	407	382	427	487	442	378	789	820
Group Benefits	130	123	128	159	136	127	253	263
Hartford Funds	1	1	2	2	—	1	2	1
Corporate	3	3	16	2	3	3	6	6
Total net investment income by segment	$541	$509	$573	$650	$581	$509	$1,050	$1,090

	THREE MONTHS ENDED						SIX MONTHS ENDED
Net Investment Income From Limited Partnerships and Other Alternative Investments	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Total Property & Casualty	$123	$97	$137	$198	$151	$84	$220	$235
Group Benefits	35	29	33	61	40	28	64	68
Total net investment income from limited partnerships and other alternative investments [1]	$158	$126	$170	$259	$191	$112	$284	$303
[1]Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Net Realized Gains (Losses)
Gross gains on sales of fixed maturities	$15	$23	$157	$63	$68	$31	$38	$99
Gross losses on sales of fixed maturities	(80)	(95)	(35)	(8)	(15)	(31)	(175)	(46)
Equity securities [1]	(262)	(107)	93	3	88	43	(369)	131
Net credit losses on fixed maturities, AFS	—	(12)	—	—	—	4	(12)	4
Change in ACL on mortgage loans	(5)	(2)	(3)	(2)	10	4	(7)	14
Intent-to-sell impairments	—	(3)	—	—	—	—	(3)	—
Other net gains (losses) [2]	(6)	51	—	14	(4)	29	45	25
Total net realized gains (losses)	(338)	(145)	212	70	147	80	(483)	227
Net realized gains, included in core earnings, before tax	2	(1)	—	(2)	1	(3)	1	(2)
Total net gains (losses) excluded from core earnings, before tax	(336)	(146)	212	68	148	77	(482)	225
Income tax benefit (expense) related to net realized gains (losses) excluded from core earnings	73	29	(46)	(14)	(32)	(15)	102	(47)
Total net realized gains (losses) excluded from core earnings, after tax	$(263)	$(117)	$166	$54	$116	$62	$(380)	$178
[1]Includes all changes in fair value and trading gains and losses for equity securities.
[2]Includes changes in value of fair value option securities and non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, equity derivatives, and commodity derivatives. Also includes periodic net coupon settlements on credit derivatives, which are included in core earnings, as well as transactional foreign currency revaluation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Jun 30 2022		Mar 31 2022		Dec 31 2021		Sept 30 2021		Jun 30 2021
	Amount [1]	Percent	Amount	Percent	Amount [1]	Percent	Amount	Percent	Amount	Percent
Total investments	$52,392	100.0%	$55,951	100.0%	$57,749	100.0%	$57,574	100.0%	$56,787	100.0%
Asset-backed securities	$1,342	3.6%	$942	2.4%	$1,135	2.7%	$1,207	2.7%	$1,321	3.0%
Collateralized loan obligations	2,890	7.6%	2,971	7.4%	3,025	7.1%	3,011	6.9%	3,100	7.0%
Commercial mortgage-backed securities	3,398	8.9%	3,722	9.3%	4,119	9.6%	4,191	9.5%	4,095	9.3%
Corporate	16,151	42.8%	17,618	43.8%	18,707	43.6%	18,861	43.0%	19,161	43.5%
Foreign government/government agencies	661	1.7%	784	1.9%	910	2.1%	953	2.2%	873	2.0%
Municipal [2]	7,067	18.6%	7,594	18.8%	8,257	19.3%	8,878	20.2%	9,161	20.8%
Residential mortgage-backed securities	3,929	10.3%	3,936	9.8%	3,643	8.5%	3,286	7.4%	3,520	8.0%
U.S. Treasuries	2,449	6.5%	2,666	6.6%	3,051	7.1%	3,555	8.1%	2,792	6.4%
Total fixed maturities, AFS [3]	$37,887	100.0%	$40,233	100.0%	$42,847	100.0%	$43,942	100.0%	$44,023	100.0%
U.S. government/government agencies	$5,326	14.0%	$5,426	13.5%	$5,881	13.7%	$6,640	15.1%	$6,031	13.7%
AAA	5,576	14.7%	5,728	14.2%	6,133	14.3%	6,183	14.1%	6,350	14.4%
AA	6,847	18.1%	7,324	18.2%	7,718	18.0%	7,794	17.7%	8,030	18.2%
A	9,660	25.5%	10,300	25.6%	10,962	25.6%	11,068	25.2%	11,175	25.4%
BBB	8,514	22.5%	9,060	22.5%	9,708	22.7%	9,895	22.5%	10,145	23.1%
BB	1,383	3.7%	1,799	4.5%	1,811	4.2%	1,769	4.0%	1,724	3.9%
B	548	1.4%	560	1.4%	599	1.4%	550	1.3%	521	1.2%
CCC	22	0.1%	27	0.1%	30	0.1%	38	0.1%	41	0.1%
CC & below	11	—%	9	—%	5	—%	5	—%	6	—%
Total fixed maturities, AFS [3]	$37,887	100.0%	$40,233	100.0%	$42,847	100.0%	$43,942	100.0%	$44,023	100.0%
[1]Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).
[2]Primarily comprised of $5.3 billion in Property & Casualty, $1.6 billion in Group Benefits, and $0.2 billion in Corporate as of June 30, 2022.
[3]Fixed maturities, at fair value using the fair value option are not included.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
JUNE 30, 2022

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity, AFS and Equity Exposures by Sector
Financial services	$5,608	$5,261	10.0%
Technology and communications	2,823	2,635	5.0%
Consumer non-cyclical	2,322	2,167	4.1%
Utilities	1,948	1,802	3.4%
Capital goods	1,388	1,298	2.5%
Energy [1]	1,370	1,277	2.4%
Consumer cyclical	1,283	1,192	2.3%
Basic industry	845	780	1.5%
Transportation	726	659	1.3%
Other	846	808	1.6%
Total	$19,159	$17,879	34.1%
Top Ten Exposures by Issuer [2]
Goldman Sachs Group Inc.	$243	$223	0.4%
Apple Inc.	210	207	0.4%
Morgan Stanley	193	182	0.3%
Bank of America Corporation	188	171	0.3%
Mitsubishi UFJ Financial Group	174	170	0.3%
JPMorgan Chase & Company	179	161	0.3%
Cooperatieve Rabobank UA	152	146	0.3%
IBM Corporation	155	145	0.3%
Westpac Banking Corporation	154	143	0.3%
Nordea Bank ABP	141	141	0.3%
Total	$1,789	$1,689	3.2%
[1]Excludes investments in foreign government, government agency securities or other fixed maturities that are correlated to energy exposure but are not direct obligations of, or exposures to, energy-related companies.
[2]Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exchange-traded mutual funds, structured securities, limited partnerships and other alternative investments, mortgage loans, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information, unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in five reporting segments: Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits and Hartford Funds, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides workers’ compensation, property, automobile, general liability, umbrella, professional liability, bond, marine, livestock and accident and health reinsurance to businesses in the United States ("U.S.") and internationally. Commercial Lines generally consists of products written for small businesses, middle market companies as well as national and multi-national accounts, largely distributed through retail agents and brokers, wholesale agents and global and specialty reinsurance brokers. Small commercial and middle market lines within middle & large commercial are generally referred to as standard commercial lines. Global specialty provides a variety of customized insurance products, including reinsurance. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and represent approximately 85% of the Company's asbestos and environmental exposures.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Hartford Funds provides investment management, administration, distribution and related services to investors through investment products in domestic markets. Mutual fund and exchange-traded funds are sold primarily through retail, bank trust and registered investment advisor channels.
The Company includes in the Corporate category reserves for run-off structured settlement and terminal funding agreement liabilities, restructuring costs, capital raising activities (including equity financing, debt financing and related interest expense), transaction expenses incurred in connection with an acquisition, certain M&A costs, purchase accounting adjustments related to goodwill, and other expenses not allocated to the reporting segments. Corporate also includes investment management fees and expenses related to managing third party business, including management of a portion of the invested assets of Talcott Resolution Life, Inc. and its subsidiaries as well as certain affiliates. In addition, up until June 30, 2021 when the investment was sold, Corporate included a 9.7% ownership interest in Hopmeadow Holdings, LP, the legal entity that acquired the life and annuity business in May 2018 (Hopmeadow Holdings, LP, Talcott Resolution Life Inc., and its subsidiaries are collectively referred to as "Talcott Resolution").
Certain operating and statistical measures for P&C Commercial Lines and for Personal Lines have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include policies in-force, net new business premium, gross new business premium, policy count retention, and renewal written price increases. Policy count retention represents the ratio of the number of renewal policies issued during the current year period divided by the number of policies issued in the previous calendar period before considering policies cancelled subsequent to renewal. Renewal written price increases for Commercial Lines represent the combined effect of rate changes and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and, for small commercial and middle market business, includes amount of insurance. For Personal Lines, renewal written price increases represent the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits. Net new business premium represents the amount of premiums charged, after ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Net new business premium plus renewal written premium equals total written premium. Gross new business premium represents the amount of premiums charged, before ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Gross new business premium plus gross renewal written premium less ceded reinsurance equals total written premium. For global specialty, gross new business premium is used by management, as it is thought to be more indicative of new business growth trends, in part because global specialty includes the Global Re assumed reinsurance book of business.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses less fee income to earned premiums. Underwriting expenses included in the expense ratio consist of amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense, but excluding integration and other non-recurring M&A costs. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The current accident year catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses and loss adjustment expenses incurred in the current accident year to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.
A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack, civil unrest and similar events. Each catastrophe has unique characteristics and the events are unpredictable as to timing or loss amount. Catastrophe losses are not included in either earnings or in losses and loss adjustment expense reserves prior to occurrence of the catastrophe event. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings. For U.S. events, a catastrophe is an event that causes $25 or more in industry insured property losses and affects a significant number of property and casualty policyholders and insurers, as defined by the Property Claim Service office of Verisk. For international events, the Company's approach is similar, informed, in part, by how Lloyd's of London defines major losses and, consistent with that definition, incurred losses arising from the Ukraine conflict have been accounted for as catastrophe losses. The Company does not treat incurred benefits and losses arising from the COVID-19 pandemic as catastrophe losses.
The Company, along with others in the insurance industry, uses loss and expense ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses, excluding those related to buyout premiums, to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses (excluding integration and other non-recurring M&A costs) to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts. The Hartford Funds segment provides supplemental data on sales, redemptions, net flows and account value that indicate current trends in that segment.

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
Core earnings- The Hartford uses the non-GAAP measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain items. Therefore, the following items are excluded from core earnings:
•Certain realized gains and losses - Some realized gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income.
•Restructuring and other costs - Costs incurred as part of a restructuring plan are not a recurring operating expense of the business.
•Loss on extinguishment of debt - Largely consisting of make-whole payments or tender premiums upon paying debt off before maturity, these losses are not a recurring operating expense of the business.
•Gains and losses on reinsurance transactions - Gains or losses on reinsurance, such as those entered into upon sale of a business or to reinsure loss reserves, are not a recurring operating expense of the business.
•Integration and other non-recurring M&A costs - These costs, including transaction costs incurred in connection with an acquired business, are incurred over a short period of time and do not represent an ongoing operating expense of the business.
•Change in loss reserves upon acquisition of a business - These changes in loss reserves are excluded from core earnings because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition.
•Deferred gain resulting from retroactive reinsurance and subsequent changes in the deferred gain - Retroactive reinsurance agreements economically transfer risk to the reinsurers and including the full benefit from retroactive reinsurance in core earnings provides greater insight into the economics of the business.
•Change in valuation allowance on deferred taxes related to non-core components of before tax income - These changes in valuation allowances are excluded from core earnings because they relate to non-core components of before tax income, such as tax attributes like capital loss carryforwards.
•Results of discontinued operations - These results are excluded from core earnings for businesses sold or held for sale because such results could obscure the ability to compare period over period results for our ongoing businesses.
In addition to the above components of net income available to common stockholders that are excluded from core earnings, preferred stock dividends declared, which are excluded from net income available to common stockholders, are included in the determination of core earnings. Preferred stock dividends are a cost of financing more akin to interest expense on debt and are expected to be a recurring expense as long as the preferred stock is outstanding.
Net income (loss) and net income (loss) available to common stockholders are the most directly comparable U.S. GAAP measures to core earnings. Core earnings should not be considered as a substitute for net income (loss) or net income (loss) available to common stockholders and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate net income (loss), net income (loss) available to common stockholders, and core earnings when reviewing the Company’s performance. A reconciliation of net income (loss) available to common stockholders to core earnings is set forth on page 2.
Core earnings per share-This is a non-GAAP per share measure calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per share is the most directly comparable U.S. GAAP measure. Core earnings per share should not be considered as a substitute for net income (loss) available to common stockholders per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per share and core earnings per share when reviewing our performance. A reconciliation of net income (loss) available to common stockholders per share to core earnings per share is set forth below.

BASIC EARNINGS PER SHARE

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Net Income available to common stockholders per share	$1.33	$1.32	$2.14	$1.38	$2.54	$0.68	$2.66	$3.21
Adjustments made to reconcile net income available to common stockholders per share to core earnings per share:
Net realized losses (gains), excluded from core earnings, before tax	1.03	0.44	(0.63)	(0.20)	(0.42)	(0.21)	1.46	(0.63)
Restructuring and other costs, before tax	0.01	0.02	0.01	(0.03)	—	0.03	0.02	0.03
Loss on extinguishment of debt, before tax	0.03	—	—	—	—	—	0.03	—
Integration and other non-recurring M&A costs, before tax	0.02	0.02	0.01	0.02	0.10	0.03	0.03	0.13
Change in deferred gain on retroactive reinsurance, before tax	—	—	0.51	0.08	0.11	0.02	—	0.13
Income tax expense (benefit) on items excluded from core earnings	(0.24)	(0.11)	0.02	0.03	0.03	0.02	(0.34)	0.05
Core earnings per share	$2.18	$1.69	$2.06	$1.28	$2.36	$0.57	$3.86	$2.92
Core earnings per diluted share-This non-GAAP per share measure is calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per diluted share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per diluted common share is the most directly comparable GAAP measure. Core earnings per diluted share should not be considered as a substitute for net income (loss) available to common stockholders per diluted common share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per diluted common share and core earnings per diluted share when reviewing the Company's performance. A reconciliation of net income available to common stockholders per diluted share to core earnings per diluted share is set forth below.
DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Net Income available to common stockholders per diluted share	$1.32	$1.30	$2.10	$1.36	$2.51	$0.67	$2.62	$3.17
Adjustments made to reconcile net income available to common stockholders per diluted share to core earnings per diluted share:
Net realized losses (gains), excluded from core earnings, before tax	1.01	0.43	(0.61)	(0.19)	(0.41)	(0.21)	1.44	(0.62)
Restructuring and other costs, before tax	0.01	0.01	0.01	(0.03)	—	0.03	0.02	0.03
Loss on extinguishment of debt, before tax	0.03	—	—	—	—	—	0.03	—
Integration and other non-recurring M&A costs, before tax	0.02	0.01	0.01	0.02	0.10	0.02	0.03	0.12
Change in deferred gain on retroactive reinsurance, before tax	—	—	0.50	0.08	0.11	0.02	—	0.12
Income tax expense (benefit) on items excluded from core earnings	(0.24)	(0.09)	0.01	0.02	0.02	0.03	(0.33)	0.06
Core earnings per diluted share	$2.15	$1.66	$2.02	$1.26	$2.33	$0.56	$3.81	$2.88
Book value per diluted share (excluding AOCI)-This is a non-GAAP per share measure that is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI from the numerator is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.
Core Earnings Return on Equity- The Company provides different measures of the return on stockholders' equity (ROE). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) the non-GAAP measure core earnings for the prior four fiscal quarters by (b) the non-GAAP measure average common stockholders' equity, excluding AOCI. Net income ROE is the most directly comparable U.S. GAAP measure. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides to investors return on equity measures based on its non-GAAP core earnings financial measure for the reasons set forth in the core earnings definition. A reconciliation of Net income (loss) ROE to Core earnings ROE is set forth below:

	LAST TWELVE MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021
Net income ROE	13.1%	15.4%	13.1%	12.3%	12.3%	10.5%
Adjustments to reconcile net income (loss) ROE to core earnings ROE:
Net realized losses (gains), excluded from core earnings, before tax	1.3%	(1.7%)	(2.8%)	(2.3%)	(1.9%)	(1.8%)
Restructuring and other costs, before tax	—%	—%	—%	0.1%	0.7%	0.7%
Loss on extinguishment of debt, before tax	0.1%	—%	—%	—%	—%	—%
Integration and other non-recurring M&A costs, before tax	0.2%	0.3%	0.3%	0.4%	0.4%	0.3%
Change in deferred gain on retroactive reinsurance, before tax	1.3%	1.5%	1.4%	1.6%	1.6%	1.8%
Income tax expense (benefit) on items not included in core earnings	(0.6%)	(0.1%)	0.2%	(0.1%)	(0.3%)	(0.3%)
Impact of AOCI, excluded from denominator of core earnings ROE	(1.4%)	(0.6%)	0.5%	0.5%	0.3%	(0.3%)
Core earnings ROE	14.0%	14.8%	12.7%	12.5%	13.1%	10.9%
Common stockholders' equity, excluding AOCI- This non-GAAP measure is calculated as total stockholders' equity less preferred stock and AOCI. Total stockholders' equity is the most directly comparable GAAP measure. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. A reconciliation of common stockholders' equity, excluding AOCI to its most directly comparable GAAP measure, total stockholders' equity, is set forth on page 4.
Total capitalization, excluding AOCI, net of tax- This non-GAAP measure is calculated as total debt plus total stockholders' equity, excluding the impacts of AOCI included in stockholders’ equity. Total capitalization, including AOCI, net of tax is the most directly comparable GAAP measure. Total debt to capitalization ratio excluding, AOCI is calculated by dividing total debt to total capitalization excluding, AOCI, net of tax. The Company provides this measure to enable investors to analyze the Company’s financial leverage. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Reconciliations of capitalization metrics, are set forth on page 5.
Underwriting gain (loss)- The Hartford's management evaluates profitability of the Commercial and Personal Lines segments primarily on the basis of underwriting gain or loss. Underwriting gain (loss) is a before tax non-GAAP measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income (loss) is the most directly comparable GAAP measure. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of The Hartford's pricing. Underwriting profitability over time is also greatly influenced by The Hartford's underwriting discipline, as management strives to manage exposure to loss through favorable risk selection and diversification, effective management of claims, use of reinsurance and its ability to manage its expenses. The Hartford believes that the measure underwriting gain (loss) provides investors with a valuable measure of profitability, before tax, derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of net income (loss) to underwriting gain (loss) for the Company's P&C businesses are set forth below.
Underlying underwriting gain (loss)-This non-GAAP measure of underwriting profitability represents underwriting gain (loss) before current accident year catastrophes, PYD and current accident year change in loss reserves upon acquisition of a business. The most directly comparable GAAP measure is net income (loss). The Company believes underlying underwriting gain (loss) is important to understand the Company’s periodic earnings because the volatile and unpredictable nature (i.e., the timing and amount) of catastrophes and prior accident year reserve development could obscure underwriting trends. The changes to loss reserves upon acquisition of a business are also excluded from underlying underwriting gain (loss) because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. Reconciliation of net income (loss) to underlying underwriting gain (loss) for the Company's P&C businesses are set forth below.
PROPERTY & CASUALTY

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Net income	$375	$468	$662	$430	$704	$251	$843	$955
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(407)	(382)	(427)	(487)	(442)	(378)	(789)	(820)
Net realized losses (gains)	225	104	(136)	(57)	(56)	(53)	329	(109)
Net servicing and other expense (income)	(2)	2	(3)	(2)	(6)	(2)	—	(8)
Income tax expense	97	116	160	99	155	55	213	210
Underwriting gain (loss)	288	308	256	(17)	355	(127)	596	228
Current accident year catastrophes	123	98	22	300	128	214	221	342
Prior accident year development	(58)	(36)	29	90	(149)	229	(94)	80
Underlying underwriting gain	$353	$370	$307	$373	$334	$316	$723	$650

COMMERCIAL LINES

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Net income	$389	$383	$702	$357	$569	$129	$772	$698
Adjustments to reconcile net income to underlying underwriting gain:
Net servicing income	—	(1)	(2)	(2)	(7)	(2)	(1)	(9)
Net investment income	(356)	(333)	(372)	(421)	(382)	(327)	(689)	(709)
Net realized losses (gains)	198	91	(118)	(51)	(47)	(44)	289	(91)
Other expense	1	7	3	5	6	4	8	10
Income tax expense	101	95	174	82	122	24	196	146
Underwriting gain (loss)	333	242	387	(30)	261	(216)	575	45
Current accident year catastrophes	67	81	6	222	93	175	148	268
Prior accident year development	(88)	(33)	(114)	122	(105)	238	(121)	133
Underlying underwriting gain (loss)	$312	$290	$279	$314	$249	$197	$602	$446

PERSONAL LINES

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Net income	$6	$77	$81	$51	$118	$135	$83	$253
Adjustments to reconcile net income (loss) to underlying underwriting gain:
Net servicing income	(4)	(4)	(4)	(6)	(5)	(4)	(8)	(9)
Net investment income	(35)	(33)	(38)	(44)	(40)	(35)	(68)	(75)
Net realized losses (gains)	18	9	(12)	(4)	(6)	(7)	27	(13)
Other expense (income)	1	—	(1)	1	—	—	1	—
Income tax expense	1	20	19	12	29	35	21	64
Underwriting gain	(13)	69	45	10	96	124	56	220
Current accident year catastrophes	56	17	16	78	35	39	73	74
Prior accident year development	—	(3)	(31)	(27)	(44)	(42)	(3)	(86)
Underlying underwriting gain	$43	$83	$30	$61	$87	$121	$126	$208
P&C OTHER OPERATIONS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Net income (loss)	$(20)	$8	$(121)	$22	$17	$(13)	$(12)	$4
Adjustments to reconcile net income to underlying underwriting gain (loss):
Net investment income	(16)	(16)	(17)	(22)	(20)	(16)	(32)	(36)
Net realized losses (gains)	9	4	(6)	(2)	(3)	(2)	13	(5)
Other income	—	—	1	—	—	—	—	—
Income tax expense (benefit)	(5)	1	(33)	5	4	(4)	(4)	—
Underwriting loss	(32)	(3)	(176)	3	(2)	(35)	(35)	(37)
Prior accident year development	30	—	174	(5)	—	33	30	33
Underlying underwriting loss	$(2)	$(3)	$(2)	$(2)	$(2)	$(2)	$(5)	$(4)
Underlying combined ratio-This non-GAAP financial measure of underwriting results represents the combined ratio before catastrophes, prior accident year development and current accident year change in loss reserves upon acquisition of a business. Combined ratio is the most directly comparable GAAP measure. The underlying combined ratio represents the combined ratio for the current accident year, excluding the impact of current accident year catastrophes and current accident year change in loss reserves upon acquisition of a business. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. The changes to loss reserves upon acquisition of a business are excluded from underlying combined ratio because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Commercial Lines, and Personal Lines is set forth on pages 10, 13 and 17, respectively.

Core earnings margin- The Hartford uses the non-GAAP measure core earnings margin to evaluate, and believes it is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues, excluding buyouts and realized gains (losses). Net income margin, calculated by dividing net income by revenues, is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses) as well as other items excluded in the calculation of core earnings. Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance. A reconciliation of net income margin to core earnings margin is set forth below.

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Net income margin	6.6%	(0.4)%	2.6%	1.8%	10.7%	0.6%	3.1%	5.7%
Adjustments to reconcile net income margin to core earnings margin:
Net realized losses (gains) excluded from core earnings, before tax	4.1%	1.0%	(4.3)%	(0.9)%	(1.7)%	(1.1)%	2.6%	(1.4)%
Integration and other non-recurring M&A costs, before tax	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Income tax expense (benefit)	(1.0)%	(0.2)%	0.8%	0.2%	0.4%	0.2%	(0.6)%	0.3%
Core earnings margin	9.8%	0.5%	(0.8)%	1.2%	9.5%	(0.2)%	5.2%	4.7%
Return on Assets ("ROA"), Core Earnings- The Company uses this non-GAAP financial measure to evaluate, and believes is an important measure of, the Hartford Funds segment’s operating performance. ROA, core earnings is calculated by dividing annualized core earnings by a daily average AUM. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of the Hartford Funds segment because it reveals trends in our business that may be obscured by the effect of items excluded in the calculation of core earnings. ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our Hartford Funds business. Therefore, the Company believes it is important for investors to evaluate both ROA, and ROA, core earnings when reviewing the Hartford Funds segment performance. A reconciliation of ROA to ROA, core earnings is set forth below.

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Return on Assets ("ROA")	9.9	11.2	15.8	14.4	13.8	13.1	10.6	13.5
Adjustments to reconcile ROA to ROA, core earnings:
Effect of net realized losses (gains), excluded from core earnings, before tax	3.9	2.4	(0.8)	0.8	(0.5)	(0.5)	3.1	(0.5)
Effect of income tax expense (benefit)	(0.9)	(0.3)	0.3	(0.2)	0.3	—	(0.6)	0.1
Return on Assets ("ROA"), core earnings	12.9	13.3	15.3	15.0	13.6	12.6	13.1	13.1

Net investment income, excluding limited partnerships and other alternative investments- This non-GAAP measure is the amount of net investment income, on a Consolidated, P&C or Group Benefits level earned from invested assets, excluding the net investment income related to limited partnerships and other alternative investments. The Company believes that net investment income, excluding limited partnerships and other alternative instruments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative instruments. Net investment income is the most directly comparable GAAP measure. A reconciliation of net investment income to net investment income, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Total net investment income	$541	$509	$573	$650	$581	$509	$1,050	$1,090
Adjustment for loss (income) from limited partnerships and other alternative investments	(158)	(126)	(170)	(259)	(191)	(112)	(284)	(303)
Net investment income excluding limited partnerships and other alternative investments	$383	$383	$403	$391	$390	$397	$766	$787
PROPERTY & CASUALTY

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Total net investment income	$407	$382	$427	$487	$442	$378	$789	$820
Adjustment for loss (income) from limited partnerships and other alternative investments	(123)	(97)	(137)	(198)	(151)	(84)	(220)	(235)
Net investment income excluding limited partnerships and other alternative investments	$284	$285	$290	$289	$291	$294	$569	$585
GROUP BENEFITS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Total net investment income	$130	$123	$128	$159	$136	$127	$253	$263
Adjustment for loss (income) from limited partnerships and other alternative investments	(35)	(29)	(33)	(61)	(40)	(28)	(64)	(68)
Net investment income excluding limited partnerships and other alternative investments	$95	$94	$95	$98	$96	$99	$189	$195

Annualized investment yield, excluding limited partnerships and other alternative investments-This non-GAAP measure is calculated as (a) the annualized net investment income, on a Consolidated, P&C or Group Benefits level, excluding limited partnerships and other alternative investments, divided by (b) the monthly average invested assets at amortized cost, excluding repurchase agreement and securities lending collateral, derivatives book value, and limited partnerships and other alternative investments. The Company believes that annualized investment yield, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Annualized investment yield is the most directly comparable GAAP measure. A reconciliation of annualized investment yield to annualized investment yield, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Annualized investment yield	3.9%	3.6%	4.1%	4.8%	4.4%	3.8%	3.8%	4.1%
Adjustment for loss (income) from limited partnerships and other alternative investments	(0.9)%	(0.7)%	(1.0)%	(1.8)%	(1.3)%	(0.7)%	(0.8)%	(1.0)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.0%	2.9%	3.1%	3.0%	3.1%	3.1%	3.0%	3.1%
PROPERTY & CASUALTY

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Annualized investment yield	3.9%	3.7%	4.2%	4.8%	4.5%	3.9%	3.8%	4.2%
Adjustment for loss (income) from limited partnerships and other alternative investments	(1.0)%	(0.8)%	(1.2)%	(1.8)%	(1.4)%	(0.7)%	(0.9)%	(1.1)%
Annualized investment yield excluding limited partnerships and other alternative investments	2.9%	2.9%	3.0%	3.0%	3.1%	3.2%	2.9%	3.1%
GROUP BENEFITS

	THREE MONTHS ENDED						SIX MONTHS ENDED
	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Jun 30 2022	Jun 30 2021
Annualized investment yield	4.4%	4.2%	4.4%	5.4%	4.7%	4.4%	4.3%	4.5%
Adjustment for loss (income) from limited partnerships and other alternative investments	(1.0)%	(0.8)%	(1.0)%	(1.9)%	(1.2)%	(0.9)%	(0.9)%	(1.0)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.4%	3.4%	3.4%	3.5%	3.5%	3.5%	3.4%	3.5%